UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 10, 2005

(Date of earliest event reported)

SUPPORTSOFT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30901	94-3282005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Broadway, Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 556-9440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 10, 2005, Mr. Dick Williams informed the Company’s Board of Directors that he will not stand for re-election to the Board of Directors at the Company’s upcoming 2005 Annual Meeting of Stockholders on May 24, 2005. Mr. Williams informed the Company that his commitments as the CEO of Wily Technology prevent him from having the time necessary to continue serving as a member of the SupportSoft Board. Mr. Williams intends to continue to serve on the Board until SupportSoft’s Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2005

SUPPORTSOFT, INC.

By:	/s/ Brian M. Beattie
Brian M. Beattie
Executive Vice President of Finance and Administration and Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)